Income Tax Benefit	3 Months Ended
Mar. 31, 2017
Income Tax Disclosure [Abstract]
Income Tax Benefit

NOTE 12. INCOME TAX BENEFIT

We account for income taxes in accordance with ASC Topic 740 which requires us to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carry forwards.

The components of the income tax (provision) benefit for the years ended December 31, were as follows

	December 31,
	2015	2016
Current tax benefit:
Federal	$443,173	$1,142,968
State	37,936	131,774

Total	481,109	1,274,742
Deferred tax benefit (expense):
Federal	(88,719)	(73,928)
State	(16,914)	(13,955)

Total	(105,633)	(87,883)

Total Income Tax Benefit Before Valuation Allowance	375,476	1,186,859
Valuation allowance	(375,476)	(1,186,859)

Total Income Tax Benefit	$–	$–

Deferred tax assets:
Net operating loss carryforward	$367,926	$1,554,785
Less valuation allowance	(367,926)	(1,554,785)

	$–	$–

We have available at December 31, 2016, tax operating loss carry forwards of approximately $4,500,000, net of the loss of $276,000 of tax operating loss carry forwards due to the change in control of the Company. Such carry forwards may be applied against future taxable income and expire in 2035 and 2036.

The amount and ultimate realization from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws in effect, our future earnings, and other future events, the effects of which cannot be determined.

At December 31, 2016, we recorded a valuation allowance of $1,554,785 to fully offset the deferred tax asset. The change in the valuation allowance for the year ended December 31, 2016 is $1,186,859.

As of December 31, 2015, deferred tax assets and the valuation allowance were adjusted by $71,122 due to the loss of tax operating loss carry forwards associated with the change in control of the Company.

On December 7, 2016, we acquired UC&S. On the date of acquisition, UC&S had a deferred tax liability of $129,000. Such deferred tax liability is part of the purchase accounting (See Note 6.) The deferred tax liability was not relieved by the valuation allowance since UC&S files its own tax return which is separate from that of Boston Omaha.

The reconciliation of the provision (benefit) for income taxes computed at the U.S. federal and state tax rates to the Company’s effective tax rate for the years ended December 31, 2016 and 2015 is as follows:

	December 31,
	2015	2016
Federal and state provision (benefit) at statutory rates	(35.00%)	(34.00)%
Change in valuation allowance	35.00%	34.00%

	0.00%	0.00%

We have no tax positions at December 31, 2015 and 2016 for which the ultimate deductibility is highly uncertain nor is there uncertainty about the timing of such deductibility.

We recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. During the years ended December 31, 2015 and 2016, we recognized no interest and penalties. We had no accruals for interest and penalties at December 31, 2015 and 2016.

Tax years from 2013 forward are open to examination by the Internal Revenue Service.